UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2005

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA	01754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 13, 2005, the stockholders of SeaChange International, Inc. (the “Company”) approved the adoption of the Company’s 2005 Equity Compensation and Incentive Plan (the “Plan”). For a description of the material features of the Plan, please refer to the Company’s Proxy Statement for the Annual Meeting of the Stockholders held on July 13, 2005, a copy of which was filed with the Securities Exchange Commission on May 27, 2005.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 12, 2005, the Company completed the acquisition of substantially all of the assets of the business outside of North America of Liberate Technologies (the “Seller”) pursuant to an Asset Purchase Agreement, dated as of April 15, 2005, by and among the Company, the Seller and Liberate Technologies B.V., a wholly-owned subsidiary of the Seller (the “Asset Purchase Agreement”). Pursuant to the terms of the Asset Purchase Agreement, the Company acquired certain customer contracts, patents and other intellectual property of the Seller and assumed certain limited liabilities related to the Seller’s business outside of North America in exchange for the payment of approximately $23.5 million in cash consideration to the Seller (the “Acquisition”). As part of the transaction, the Company and its subsidiaries will continue operations in the Seller’s former facilities in San Mateo, California and London, England and are continuing employment for approximately 20 former employees of the Seller.

The description contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which was filed with the Securities and Exchange Commission (the “Commission”) on April 21, 2005 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the Acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 9.01(a) of Form 8-K. In accordance with Item 9.01(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than September 26, 2005, 71 days after the required filing date for this Current Report.

(b) Pro Forma Financial Information.

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 9.01(b) of Form 8-K. In accordance with Item 9.01(b)(2) of Form 8-K, such financial information will be filed by amendment to this Form 8-K no later than September 26, 2005, 71 days after the required filing date for this Current Report.

(c) Exhibits.

The following Exhibit is furnished as part of this report:

Exhibit No.	Description
10.1	Asset Purchase Agreement by and among SeaChange International, Inc., Liberate Technologies and Liberate Technologies B.V., dated as of April 15, 2005 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K previously filed with the Commission (File No. 000-21393) on April 21, 2005 and incorporated herein by reference).

99.1	Press release issued by SeaChange International, Inc., dated July 13, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ William L. Fiedler
William L. Fiedler
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: July 18, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement by and among SeaChange International, Inc., Liberate Technologies and Liberate Technologies B.V., dated as of April 15, 2005 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K previously filed with the Commission (File No. 000-21393) on April 21, 2005 and incorporated herein by reference).

99.1	Press release issued by SeaChange International, Inc., dated July 13, 2005.